Exhibit 99.1


                                  CERTIFICATION


      The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Report on Form 10K fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:           August 26, 2002
      -------------------------



                                                         /s/ Frederick M. Green
                                                         ----------------------
                                                         Frederick M. Green
                                                         Chief Executive Officer


                                                         /s/ Donald L. Henry
                                                         -----------------------
                                                         Donald L. Henry
                                                         Chief Financial Officer






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